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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934


                             _____________________



                       Date of Report (Date of earliest
                       event reported) February 2, 1994



                              Tambrands Inc.
            (Exact name of registrant as specified in its charter)



   Delaware                      1-8714                  13-1366500
   (State of             (Commission File Number)      (IRS Employer
   incorporation)                                   Identification No.)



   777 Westchester Avenue, White Plains, New York        10604
   (Address of principal executive offices)              (Zip Code)



                               (914) 696-6000

                        (Registrant's telephone number,
                             including area code)


                                      N/A
         (Former name or former address, if changed since last report)


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   Items 1-4.  Not Applicable.

   Item 5.     Other Events.

               The Company issued a press release on February 2, 1994.

   Item 6.     Not Applicable.

   Item 7.     Exhibits.

               99.1        Press Release of the Company dated February 2,
                           1994.

   Item 8.     Not Applicable.


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                                   SIGNATURE



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Tambrands Inc.



                                            By /s/ Raymond F. Wright

                                               Name:  Raymond F. Wright
                                               Title: Senior Vice President--
                                                       Chief Financial Officer




   Date:  February 3, 1994


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                              EXHIBIT INDEX

                                                             Sequentially
           Exhibit No.     Description                       Numbered Page

              99.1         Press Release of the Company
                           dated February 2, 1994.